Exhibit No. 23

Form 10-SB

Amendment No. 3

BUI, Inc.

File No. 0-26917

AMENDMENTS TO IXC

MASTER SERVICE AGREEMENT

AMENDMENT No. 1 TO IXC MASTER SERVICE AGREEMENT

This Amendment No. I to the Master Service Agreement is made as of the last date of execution below (the "Amendment Effective Date") and entered into by and between IXC Carrier, Inc./IXC Long Distance, Inc./IXC Broadband Services, Inc. (generically "IXC"), a Nevada/Delaware corporation with its principal place of business at 5000 Plaza on the Lake, Suite 200, Austin, Texas 78746 ("Supplier"), and Buyers United International, Inc. a Utah corporation with its principal place of business at 635 W. 5300 Sout Murray, Utah 84123 ("Customer").

This Amendment is made with reference to the following facts:

A. Customer and Supplier are parties to that certain Master Service Agreement dated as of January 5, 1998 (the "Agreement").

B. The parties desire to amend the Agreement pursuant to the terms set forth below.

Accordingly, in consideration of the mutual promises set forth below, the parties agree as follows:

Terms of Amendment

Accordingly, in consideration of the mutual promises set forth below, the parties agree as follows:

1. The Section that reads CREDIT REQUIREMENTS of the Master Service Agreement shall be amended and restated to read in its entirety as follows:

CREDIT REQUIREMENTS:

A. Lockbox. In accordance with the the Billing Services Addendum (Exhibit G) and the Back Office Services Addendum (Exhibit H), Supplier shall direct all of Customer's End-Users to deposit any money owed by such End-User to Customer directly into a lockbox account at Texas Commerce Bank (the "Bank") owned by the Supplier, and authorize the Supplier to make automatic clearing house fund transfers from such lockbox account to the account of Supplier and Customer according to the terms and conditions of agreement. The Bank shall provide both Customer and Supplier with all records and statements with respect to the lockbox account each month. Supplier shall be entitled to receive from the lockbox account eighty percent (80%) of the amount in the lockbox paid twice weekly (the "Supplier Lockbox Payment") as payment for the Services and Customer shall be entitled to receive from the Supplier, twenty percent (20%) of the amount in the lockbox (the "Customer Lockbox Payment") subject to the terms and conditions a month (the "Comparison Date") Supplier shall compare the Supplier Lockbox Payment with the amount then owed for the Services provided hereunder and shall provide a copy of such comparison to Customer within seven (7) days of the Comparison Date. !n the event the Supplier Lockbox Payment satisfies current invoices prior to the Comparison Date, the Customer Lockbox Payment shall increase to one hundred percent (100%) until such time as the next invoice is due and payable. In the event that the Supplier Loc exceeds the amount owed to Supplier during any month for the Services provided hereunder, Supplier shall pay Customer the excess within ten (10) days of the Comparison Date. In the event that the Supplier Lockbox Payment is insufficient to cover the amount owed to Supplier during any month for the Services provided hereunder, (the aggregate amount by which the payments have been insufficient is referred to as the "Shortfall") the Supplier Lockbox Payment shall increase to one hundred percent (100%) of the a ed in the lockbox and Customer shall pay Supplier any additional amount needed to cover any Shortfall. When Supplier has received sufficient funds from the lockbox account to reduce the Shortfall [o zero, the Supplier Lockbox and Customer Lockbox Payment shall revert to the percentages applicable on the date the Shortfall first occurred. Supplier shall have the right to audit Customer's books and records, including, without limitation, Customer's invoicing records, to assure Customer's compliance hereunder. ll be responsible for all fees and expenses associated with said lockbox agreement. In the event of termination of the Back Office Addendum and upon request of Supplier, Customer may be required to provide Supplier with an additional deposit.

B. Letter of Credit. Concurrently with the execution hereof, Customer has established with Supplier the sum of one hundred thousand dollars ($100.000.00) (the "Letter of Credit"), as security for the full and faithful performance of Customer of the terms, conditions and covenants of this Agreement. If at any time during the term of the Agreement, Customer defaults in the payment of any Usage Charges, or any other amounts payable by Customer to Supplier hereunder, then Supplier may appropriate and appl of the Letter of Credit reasonably necessary to remedy any such default. If during the term of the Agreement, Supplier so applies all or any portion of the Letter of Credit, then Customer shall restore the amount of the Letter of Credit so applied by Supplier on or before the next due payment of Usage Charges under this Agreement. If, however, invoices for Services during any month provided by Supplier exceed one half of the Letter of Credit, at the request of Supplier, Customer shall within five (5) days n additional Letter of Credit and/or a cash deposit; or (ii) other form of security satisfactory to Supplier which in either case, shall be in an amount equal to the amount by which the invoice for such month exceeds one-half of the amount of the Letter of Credit held by Supplier. In addition, if at any time during the term of this Agreement there is a material and adverse change in Customer's financial condition or business prospects, which shall be determined by Supplier in its sole and absolute discretio ier may demand that Customer increase the amount of the Letter of Credit: provided, however, that in no event shall the amount of the Letter of Credit ever exceed two months' estimated Usage Charges and other amounts payable by Customer to Supplier hereunder.

C. Release of Letter of Credit. Notwithstanding anything to the contrary in above paragraph, at any time during the term of the Agreement, Supplier shall release the Letter of Credit to Customer, in consideration of Customer's undertaking of any of the following actions: (i) obtaining for the benefit of Supplier a cash deposit securing the prompt payment, when due, of the estimated Usage Charges and other amounts due and payable by Customer to Supplier hereunder during any given two-month period; (ii g to Supplier a continuing, floating, first priority security interest and lien in and to the Collateral (as defined below) on the terms and subject to the conditions of a security agreement in form and substance reasonably satisfactory to Supplier; and (iii) directing all of Customer's End-Users to deposit any money owed by such End-Users to Customer directly into a lockbox account at Supplier's bank for the benefit of Supplier, and authorize Supplier's bank to make automatic clearing house fund transfers kbox account to the account of Supplier in amounts initially agreed to by Customer and Supplier, on the terms and subject to the conditions of an escrow agreement in form and substance reasonably satisfactory to Supplier.

2. Exhibit H - Back Office Services Addendum attached hereto is hereby attached to the Master Service Agreement Xclusive Services Supplement as Exhibit H thereto.

3. All terms and conditions, provisions, supplements and exhibits of the Agreement shall remain in full force and effect.

IN WITNESS WHEREOF, the parties have executed this Amendment as of the date last written below.

IXC

By:

Title: Executive Vice President

Full Business Address:

5000 Plaza on the Lake, Suite 200

Austin, Texas 78746-1050

Telephone: 512-427-3700

Facsimile: 512- 328-7902

Approved as to form Legal dept.

BUYERS UNITED INTERNATIONAL, INC.

By:

Title: PRESIDENT

Full Business Address:

635 W. 5300 South Suite 203 Murray, Utah 84123

Telephone: 801-364-9015X 1000 Facsimile: 801-685-9254

Billing Contact:

Telephone:

List of Schedules

Schedule A Back Office Services

Schedule B Fee Schedule

Order Entry/Order Repair

Data Entry of Customer Information:

Customer shall provide the data from its orders to Supplier so that Supplier's Customer Service Representatives ("CSRs") are able to key Customer order information into the billing system.

Automatic Interface to IXC OnLine for Provisioning

Supplier will use IXplus, to make automated nightly feeds to IXC OnLine, Supplier's back office software platform, for provisioning of switched services for Customer and its End User's orders.

Resolve Order Rejects:

Supplier's CSR's shall assist Customer with the resolution of rejected orders, including contacting Sales Agents, End Users or any LECs if necessary. Supplier's CSR's shall make three (3) call attempts to Customer's sales agents, Customer or LEC's to resolve rejected orders and re-submit orders as necessary for completion.

Inbound Customer Service

Inbound Service Inquiries/Troubles:

Supplier's CSRs shall handle End User inquiries, and shall be trained to do so in a professional, courteous manner. Service problems shall be handled directly by Supplier. CSRs shall be available 24 hours a day, 7 days a week.

Account Maintenance:

Supplier shall be responsible for changes, additions, deletions and updates to End User information provided by Customer as well as End User notes in the billing system regarding service subject to mutually agreed-upon guidelines. Customer shall be responsible to notify Supplier thirty (30) days in advance of any changes in the number of End Users. Supplier will not responsible for support if the number of End Users increases by more than 10% without prior notice from the Customer.

Credit Adjustments:

Using mutually agreed-upon guidelines, Supplier's CSRs shall issue credit adjustments to End User invoice balances.

Representative Training:

Supplier shall provide standard CSR training and material. Supplier may provide customized training, upon the request and at the expense of Customer and the provision by Customer of any additional materials.

Management Quality Reports:

Customer shall receive management reports each month that include statistical inbound call measurements as well as summary information in order to assist Customer in clarifying End User call requests and credit adjustments.

Customer Collections

Lock Box Processing:

Utilizing the IXplus Billing System and a mutually agreed-upon bank, Customer shall be responsible for setting up a lock box account in Customer's name to automatically process payments to the billing system. Supplier shall post payment files to the billing system. Customer shall be responsible for sending all payment files to Supplier in a timely manner.

Collections:

Supplier shall provide Customer with the ability to define flexible dunning schedules to include one past due notice, one disconnect notice and service interruption. Customer shall provide Supplier with its then current payment and collections policies. Supplier's CSRs will make up to five call attempts per month for each account with a past due balance greater than $50.

Account Maintenance:

Supplier's systems will be set up to maintain End User accounts in collection status to include End User notes and payment history. Customer shall be responsible to notify Supplier thirty (30) days in advance of any changes in the number of End Users. Supplier will not responsible for support if the number of End Users increases by more than 10% without prior notice from the Customer.

Customized Collection Letters:

Upon request and at Customer's expense, Supplier may create customized collection letters based on Customer's defined thresholds and schedules. Supplier, at Customer's expense, shall mail collection letters to End Users as well as maintain a collection letter file. Customer shall be responsible for entering into an agreement with a collection agency in a form acceptable to Supplier and for ensuring the payment files are sent from the collection agency to Supplier.

Representative Training:

Supplier shall provide standard Customer collection representative training. Supplier may provide customized training, upon the request of Customer and the provision by Customer of any additional materials.

Management Reporting:

Supplier shall provide management reporting at least once per week to include:

Account Receivable

Aging

Cash

Credit Adjustments

Write-offs

Write-off Recovery

Agency Placement

Automatic Deactivation

Collections System

AMENDMENT NO. 1 TO IXC

WHOLESALE INTERNET SERVICES AGREEMENT

This Amendment No. 1 to the Wholesale Internet Services Agreement is made and entered into by and between IXC Communications Services, Inc., a Delaware corporation with its principal place of business at 1122 Capital of Texas Hwy. South, Austin, Texas 78746-6426 ("Supplier"), and Buyers United International, Inc., a Utah corporation with its principal place of business at 66 East Wadsworth Park Drive, Suite 101, Draper, Utah 84020-7989 ("Customer").

For purposes of this Amendment, the rates, terms and conditions set forth herein shall become effective on the first day of the next IXC billing cycle following the last date of execution below (the "Amendment Effective Date").

This Amendment is made with reference to the following facts:

A. Customer and Supplier are parties to that certain Wholesale Internet Services Agreement dated as of November 10, 1998 (the "Agreement").

B. The parties desire to amend the Agreement pursuant to the terms set forth below.

Terms of Amendment

Accordingly, in consideration of the mutual promises set forth below, the parties agree as follows:

1. Section 11, Notices, of the Agreement shall be modified and reinstated as follows:

11. Notices. All notices and other communications hereunder shall be in writing and shall be deemed to have been duly given as of the date of delivery or confirmed facsimile transmission. If mailed, notice shall be sent first class postage prepaid, certified or registered mail, return receipt requested, and becomes effective upon confirmed delivery. Notices will be delivered or sent to the parties' respective addresses set forth on the signature page of this Amendment to the attention of the fo

If to Supplier:

Attention: Contract Administration

If to Customer:

Attention: Paul Jarman

2. The following shall be added in its entirety as Section 20, Spamming Policy, to Agreement:

20. Spamming Policy. Supplier will not tolerate the practice of spamming, the transmission of unsolicited electronic mail. Customer or Customer's Affiliates may not send unsolicited electronic mail on Supplier's network. Customer or Customer's Affiliates may not send unsolicited electronic mail that includes Supplier's logos, trade marks, service marks, CIC codes, or any variation thereof. Acts of spamming by Customer or Customer's Affiliates shall result in the immediate termination of Service

3. The following sections shall be deleted in their entirety from Attachment A by reference herein: Under the heading Monthly Charges, Section 1, Metered Pricing Schedule for Dial Up Access; Section 2, ISDN Access; Section 3, 1-800# Dial Up Service Schedule; Section 4, Technical Support Schedule; Section 5, E-mail and News Service; and Section 6, Monthly Service Program Fee; under the heading One Time Setup Fees, Section 2, Dial-up Setup Fee. Att

All other terms and conditions, provisions, supplements and exhibits of the Agreement shall remain in full force and effect.

IN WITNESS WHEREOF, the parties have executed this Amendment as of the date last written below.

IXC Communications Services, Inc.

By:

Name: David Hughart

Title: President-Sales

Date: 8/18/99

Date:

Full Business Address:

1122 Capital of Texas Hwy. South

Austin, Texas 787464426

Telephone: (512)427-3700

Facsimile: (512) 32~7902

Buyers United International, Inc.

By:

Name: Paul Jarman

Title: VP Of Operations

Date: August 16 1999

Full Business Address:

66 East Wadsworth Park Drive, Suite 101

Draper, Utah 8402~7989

Telephone: (801)523-8929

Facsimile: (801) 52~8984

Billing Contact: Paul Jarman

Telephone: (801) 52~8929

AMENDMENT No. 2 TO IXC MASTER SERVICE AGREEMENT

This Amendment No. 2 to the Master Service Agreement is made as of the last date of execution below (the "Amendment Effective Date") and entered into by and between IXC Carrier, Inc./ IXC Long Distance, Inc./ IXC Broadband Services, Inc. (generically "IXC"), a Nevada/Delaware corporation with its principal place of business at 1122 Capital of Texas Hwy. South, Austin, Texas 78746-6426 ("Supplier"), and Buyers United International, Inc. a Utah corporation with its principal place of business at 635 W. 530

This Amendment is made with reference to the following facts:

A. Customer and Supplier are parties to that certain Master Service Agreement dated as of January 5, 1998 and subsequent Amendment No. 1 dated January 14, 1998 (the "Agreement" as amended).

B. Customer desires to purchase additional services from Supplier.

C. The parties desire to amend the Agreement pursuant to the terms set forth below.

Accordingly, in consideration of the mutual promises set forth below, the parties agree as follows:

1. The Agreement shall be amended by adding the services as described below.

purposes. and effect.

2. The applicable supplements and exhibits as attached hereto are incorporated into this Agreement for all 3. All terms and conditions, provisions, supplements and exhibits of the Agreement shall remain in full force

Service Type:

Switched Service:

X Xclusive

X Xnet

Private Line Service:

X Digital

Optical

Broadband Service:

Customer Interface:

ATM

Frame Relay

Network Management Services

Training

Customer Interface:

Rack Space & Power

Shelf Space

Collocation

IN WITNESS WHEREOF, the parties have executed this Amendment as

Of the date last written below

By:

Name: JOHN R. FLEMING

Title: Executive Vice president

Date: 1/21/98

Full Business Address:

5000 Plaza on the Lake, Suite 200

Austin, Texas 78746-1050

Telephone: 512-427-3700

Facsimile: 512- 328-7902

BUYERS UNITED INTERNATIONAL, INC.

Name: Rod Smith

Title: President

Date: 1/13/98

Full Business Address:

635 W. 5300 South Suite 203

Murray, Utah 84123

Telephone: 801-264-9015X1000

Facsimile: 801-685-9254

IXC- Confidential

Private Line Service Supplement

Digital Service

1. Scope and Rates. Supplier shall use its best efforts (considering the needs of its other customers) to provide Service for which a Purchase Order has been accepted. A form of Purchase Order is attached hereto as Exhibit A. The rates for Service are set forth in Exhibit D, unless otherwise specified in the applicable Purchase Order. Such rates are valid for the term of this Agreement. Supplier may thereafter change such rates, but not for any Circuit then in service. Customer may also order the serv

2. Term. The Agreement is for a term of three (3) years commencing on the Effective Date and shall continue through the end of the Circuit Lease Term which is last to expire. If Service continues after such Circuit Lease Term, the applicable rates will be equal to 120% of the rates hereunder and Service may be terminated by either party upon 30 days' notice.

3. lnvoice. Customer will be invoiced monthly for: (i) the monthly lease rate (prorated for any partial month) for each Available Circuit; and (ii) the charges for other services received. The first invoice shall be for the first two months; each invoice thereafter shall be for the following month.

4. Termination. Customer may terminate any Circuit upon 90 days' notice; provided that if termination occurs: (i) prior to the Activation Date, Customer shall reimburse Supplier for all costs of the implementation of such Circuit; or (ii) on or after such date Customer shall pay: (A) all charges for Service previously rendered; and (B) the amount due through the end of the applicable Circuit Lease Term (Supplier shall try to re-lease such Circuit for such term, refunding to Customer the amount so coll

5. Outage Credits. Supplier shall give Customer a credit in accordance with its then-current outage policy for periods in which any Circuit loses continuity and fails to comply with applicable specifications. Such credit shall be Customer's sole remedy with respect to such an event; provided, however, that no such credits shall be allowed and Supplier shall not be liable for any Service defect from causes outside its control, including accidents, cable cuts, fires, floods, emergencies, government regu

6. Definitions. For purposes hereof: "Available" means all necessary Supplier equipment for a Circuit has been installed. "Activation Date" means the date a Circuit is first made Available to Customer. "Circuit" means a DS-O, DS-I or a DS-3. "Circuit Lease Term" means the term of a Circuit specified in the applicable Purchase Order. "Circuit Mileage" means the length of a Circuit specified in the applicable Purchase Order. "DS-0" means a circuit complying with TR-TSY-000333 "Switched and Special Acces

AMENDMENT No. 3 TO IXC MASTER SERVICE AGREEMENT

This Amendment No. 3 to the Master Service Agreement is made as of the last date of execution below (the "Amendment Effective Date") and entered into by and between IXC Carrier, Inc./IXC Long Distance, Inc./IXC Broadband Services, Inc. (generically "IXC"), a Nevada/Delaware corporation with its principal place of business at 1122 Capital of Texas Hwy. South Austin, Texas 78746 ("Supplier"), and Buyers United International, Inc. a Utah corporation with its principal place of business at 635 W. 5300 South,

This Amendment is made with reference to the following facts:

A. Customer and Supplier are parties to that certain Master Service Agreement dated as of January 21, 1998 and subsequent Amendment No. 1, dated January 14, 1998 and Amendment No. 2 dated January 21, 1998 (as amended the "Agreement").

B. The parties desire to amend the Agreement pursuant to the terms set forth below.

Accordingly, in consideration of the mutual promises set forth below, the parties agree as follows:

Terms of Amendment

Accordingly, in consideration of the mutual promises set forth below, the parties agree as follows:

1. Section 8 Notices of the Master Service Agreement Terms and Conditions shall be modified to read in its entirety as follows:

All notices and other communications hereunder shall be in writing and shall be deemed to have been duly given as of the date of delivery, facsimile transmission or mailing, and if mailed, fast class postage prepaid, certified or registered mail, return receipt requested to the following persons, unless contrary instructions are given by the parties in writing:

If to Supplier:

IXC

1122 Capital of Texas Hwy. South

Austin, Texas 78746-6426

Attention: Contract Administration

If to Customer:

Buyers United

635 W. 5300 South, Suite 204

Salt Lake City, Utah 84123

2. Xclusive Services Supplement and Exhibit A of Xclusive Service Exhibits shall be deleted and replaced by Xclusive Services Supplement and Exhibit A attached hereto.

3. Xnet Services Supplement and applicable exhibits shall be added in their entirety as attached hereto.

4. All terms and conditions, provisions, supplements and exhibits of the Agreement shall remain in full force and effect.

IN WITNESS WHEREOF, the parties have executed this Amendment as of the date last written below.

IXC

Name: John R. Fleming

Date: 3/24/98

Full Business Address:

1122 Capital of Texas Hwy. South

Austin, Texas 78746-6426

Telephone: 512-427-3700

Facsimile: 512- 328-7902

Buyers United International, Inc.

Name: Rod Smith

Date: 3/12/98

Full Business Address:

635 W. 5300 South, Suite 204 Salt Lake City, Utah 84123 Telephone: 503-625-4047 Facsimile: 503-625-4047 Billing Contact: Nathan Wilson Telephone: 503-625-4047

IXC Switched Service Supplement

Xclusive Services

1. Scope. Supplier is authorized: (i) to use its best efforts (considering the needs of its other customers) to start provisioning of Services (such services, together with the use of the IXC Online Software, are referred to as the "Services") to Customer on or before the Service Commencement Date, which is scheduled to be the first date of order activation; and (ii) to act as Customer's agent in placing orders with other carriers in order to provide telecommunications services, if requested. Usage ch under shall be based on: (i) the rates for Services set forth in Exhibit A, as applicable; and (ii) actual usage of Supplier's network from establishment of a connection between the calling telephone and the called telephone to termination, as determined by Supplier.

2. Term. This Agreement is for a term of three (3) years commencing on the Effective Date, unless extended or earlier terminated pursuant to its terms. This Agreement shall be automatically extended at the expiration of the initial term on a month-to-month basis at Supplier's then current month-to-month rates unless: (i) earlier terminated; or (ii) written notice is given by either party at least thirty (30) days before such expiration that such party does not consent to such extension.

3. Customer Responsibilities.

A. General Duties. Customer shall use its best efforts to solicit and market the Services in accordance herewith and with applicable law. Customer shall at all times conduct its efforts in a commercially reasonable and ethical manner. Customer shall pay all its expenses in connection with its business and its performance hereunder. Customer shall provide its own billing and customer service to its customers ("End-Users"). Customer shall obtain a letter of agency ("LOA") from each End-User in complianc

End-User's LEC bill for effecting a change in primary interexchange carriers, (ii) the entity name under which such End-User's interstate, intrastate and/or operator services will be billed (if different from Customer), and (iii) the "primary" telephone number(s) to be used for maintenance and questions concerning such End-User's long distance service and/or billing. Customer shall send Supplier a copy of the documentation Customer uses to satisfy the above requirements promptly upon request.

Supplier may change the foregoing requirements at any time in order to conform with applicable FCC and state regulations. Notwithstanding the foregoing, however, Customer shall be solely responsible for ensuring that the transfer of End-Users to the Supplier's network conforms with applicable FCC and state regulations, including, without limitation, the regulations established by the FCC with respect to verification of orders for long distance service generated by telemarketing.

B. Volume Forecasts. Prior to the Service Commencement Date and by the end of each quarter thereafter, Customer shall provide Supplier with forecasts covering a good faith estimate of the monthly traffic volume and distribution for the ordered Services for the next three calendar months. Supplier shall provide Customer with any information reasonably requested to help Customer with its forecasts. The forecasts are to be in the format attached hereto as Exhibit B.

C. Certification. Customer shall provide Supplier with a written certification (the "Certification") of the percentage of interstate (including international) and intrastate minutes of use relevant to the minutes of traffic to be terminated in the same state in which the Supplier HUB is located to which the Service Interconnection is made. This Certification is attached as Exhibit E and shall be provided by Customer prior to commencement of Service for any Service Interconnection. It shall be updated

4. Excluded ANIs. Supplier has the right to reject any automatic number identifier ("ANI") supplied by Customer for any of the following reasons: (i) Supplier is not authorized to provide or does not provide long distance services in the particular jurisdiction in which the ANI is located; (ii) a particular ANI submitted by Customer is not in compliance with Supplier's then-current format, which shall be made available to Customer upon request; (iii) Customer is not certified to provide long distance

5. Records. Customer will maintain documents and records supporting Customer's re-sale of Service, including, but not limited to, appropriate and valid LOAs from End-Users for a period of not less than twelve (12) months or such other longer period as may be required by applicable law, rule or regulation. Customer shall indemnify Supplier for any costs, charges or expenses incurred by Supplier arising from disputed Pie selections involving Service to be provided to Customer for which Customer cannot p

6. Fraudulent Calls. Customer shall indemnify and hold Supplier harmless from all costs, expenses, claims or actions arising from fraudulent calls of any nature which may comprise a portion of the Service to the extent that the party claiming the call(s) in question to be fraudulent is (or had been at the time of the call) an End-User of the Service through Customer or an End-User of the Service through Customer's distribution channels. Customer shall not be excused from paying Supplier for Service pr

Customer in the event Supplier takes action upon discovery of fraudulent calls. In the event Customer discovers fraudulent calls being made (or reasonably believes fraudulent calls are being made), Customer shall notify Supplier as soon as possible at 1-800-353-3678.

7. Rates Changes.

A. Supplier reserves the right to modify charges for international service upon 7 days notice to the customer.

B. RBOC Termination/Origination. Following the Service Commencement Date for Xclusive Services (e.g. Switched I+/8XX, Dedicated I+/8XX, XPIN, [excluding calling and debit cards]), Customer will maintain at least 80% of the originating/terminating minutes of domestic United States traffic (during any calendar month or pro-rata portion thereof) in a Regional Bell Operating Company (RBOC). Supplier shall have the right to apply a $0.05 per minute surcharge to the number of originating/terminating minutes

Non-RBOC Origination or Termination is defined as any

NPA.NXX.XXXX not owned by the following Operating

Company Numbers:

9102 NEW ENGLAND TEL&TEL

9104 NEW YORK TEL CO

9206 BELL ATLANTIC NJ

9208 BELL ATLANTIC PA

9211 BELL ATLANTIC DC

9212 BELL ATLANTIC MD

9213 BELL ATLANTIC VA

9214 BELL ATLANTIC WV

9321 OHIO BELL TEL CO

9323 MICHIGAN BELL TEL CO

9325 INDIANA BELL TEL CO

9327 WISCONSIN TEL CO

9329 ILLINOIS BELL TEL CO

9417 SOUTHERN BELL TEL CO

9419 SOUTH CENTRAL BELL

9533 SOUTHWESTERN BELL

9631 NORTHWESTERN BELL

9636 MOUNTAIN BELL TEL CO

9638 PACIFIC NORTHWEST BELL

9740 PACIFIC BELL

C. Under-utilization Charge. An under-utilization fee per DS-1 will be applied to the monthly invoice based on the following schedule:

Minutes Per Trunk* Under-utilization Fee**

0-19,999 $2,000.00

20,000-39,999 $1,750.00

40,000-59,999 $1,500.00

60,000-79,999 $1,250.00

80,000-99,999 $1,000.00

100,000+ -0-

*The average is calculated over all trunks. Usage includes both Xclusive outbound and inbound Service.

**The penalty is applied on all trunks based on average minutes of uage per trunk. A trunk is an equivalent T-I based on 24 DS-O's.

8. Invoice & Rates.

A. Due Date. Usage Charges are billed and payable following the period in which actual usage has been incurred. All Usage Charges contained in this Agreement are calculated according to the rates set forth in Exhibit A, attached hereto.

B. Volume Rates. Subject to the terms and conditions herein, Customer shall pay for any Services hereunder at the rate reflected in Exhibit A based upon Customer's total monthly Usage.

9. Calculation of Call Duration. Supplier will calculate call duration for Call Detail Records ("CDR's") which will be sent to Customer by Supplier for Customer to rebill Customer's End-Users, based upon the then-current IXC On-line software specifications. Customer will be billed according to the rates in the attached exhibits based on call duration of each CDR. Call duration for outbound services will be from answer supervision of the called party to disconnect. Call duration for inbound service wil

10. Customer Default. In the event of a "Customer Default", upon notice to Customer, Supplier may (in addition to such other rights or remedies as Supplier may have under this Agreement, at law or in equity), at its sole option do any or all of the following: (i) suspend Services to Customer until such time as such circumstance is corrected (provided Supplier shall not be prohibited from terminating this Agreement after suspending Services); (ii) cease accepting or processing orders for services; (iii

"Customer Default" shall mean Customer: (i) breaches any material provision of this Agreement, including, but not limited to, the provisions regarding payment, and does not cure such breach within thirty days (five days with respect to the first three payment breaches and no notice period with respect to any further payment breach) of notice thereof by Supplier; or (ii) files or initiates proceedings or has proceedings filed or initiated against it, relating to its liquidation, insolvency, reorganization

Exhibit C - Software License Agreement

This Software License Agreement (this "Agreement") is made and entered into this day (the "Effective Date"), by and between IXC, a Delaware corporation ("IXC") and Buyers United International Inc., an Utah corporation ("LICENSEE").

RECITALS

A. IXC is a provider of telecommunications services and LICENSEE is a customer of IXC pursuant to the Master Service Agreement ("MSA") to which this Agreement is attached to as Exhibit C.

B. IXC has developed and owns all right, title and interest in and to a proprietary collection of computer programs known as "IXC Online Customer Module" which IXC makes available to its customers (the "Software") so as to enable IXC's customers to access a certain database maintained by IXC relating to the telecommunications traffic carried by IXC (the "Database").

C. LICENSEE desires to license from IXC and IXC desires to grant to LICENSEE, on the terms and subject to the conditions of this Agreement, a license to use the Software so as to enable LICENSEE to access the Database.

AGREEMENT

In consideration of the foregoing recitals and the mutual covenants, agreements, representations and warranties contained herein and in the MSA, the parties intending to be legally bound, hereby agree as follows:

Grant of License.

1.1. Subject to the terms and conditions of this Agreement, IXC hereby grants to LICENSEE a license (the "License") to use the Software in object code form only, solely on, together with and as an integral part of a single Qualified Configuration (as defined in Section 3.1, below) solely for interconnection to the Database for purposes of accessing any one or more of the various functions made available at the sole discretion of IXC, including, without limitation, order entry, entry and retrieval of

1.2. Scope of License. The License is nonexclusive and nontransferable and only extends to LICENSEE. LICENSEE agrees that it shall not, without the prior written consent of IXC, which consent may be withheld by IXC in its sole and absolute discretion, (i) transfer or sublicense the Software to any third party, directly or indirectly, manually or electronically, (ii) assign this Agreement or any interest herein to any third party, or (iii) contract, create, incur, assume or allow to exist any claim, mo est or other charge or encumbrance with respect to this Agreement or the Software to any third party.

1.3. Retention of Rights. The License places no restriction on IXC's right to use, market, distribute, license or sell the Software (or any portion thereof) to any third party. All rights not expressly granted herein are retained by IXC.

2. Term. This Agreement and the License created hereunder shall remain in effect until the earlier to occur of (i) the termination of the MSA, or (ii) either party giving to the other thirty (30) days' prior written notice of such party's election to terminate this Agreement.

3. Installation of the Software on the Qualified Configuration. IXC shall be responsible for installing the Software on the Qualified Configuration (the "Installation") in accordance with the terms and conditions of this Section 3.

3.1. The Qualified Configuration. The required hardware and software to enable LICENSEE to use the Software is hereinafter referred to as the "Qualified Configuration" and shall consist of the hardware and software configuration which is more fully described on Schedule 1 attached hereto and incorporated herein by this reference. LICENSEE, at its cost, shall be responsible for procuring the Qualified Configuration. At all times during the term of this Agreement, LICENSEE, at its cost, shall be respons

To ensure satisfactory operation of the Software, Customer hereby agrees and acknowledges that the Software is intended for use with Windows NT and Windows 95 which is part of the Qualified Configuration. Any other version of Windows, is not considered a Qualified Configuration. IXC provides technical support assistance for the Software in conjunction with Windows NT and for no other operating software.

Customer hereby assumes any risks in connection with the use of any operating softwares other than Windows NT and Windows 95 in connection with the Software. Customer hereby waives any claim or cause of action against IXC that may arise in connection with Customer's use of operating software other than Windows NT in connection with the Software.

3.2. Performance of the Installation. In order to enable IXC to expeditiously perform the Installation, as soon as practicable after the Effective Date, LICENSEE shall allow IXC access, during normal business hours, to the Qualified Configuration. Upon gaining such access to the Qualified Configuration, IXC shall commence with the Installation and shall diligently pursue completion thereof.

4. Maintenance of the Database. LICENSEE acknowledges that IXC must from time to time perform periodic maintenance of the Database which may result in a temporary shutdown of the Database and, during such times, IXC may suspend entry of new orders to the Database. IXC agrees to provide LICENSEE with as much advance notice as is reasonably possible of any such planned or scheduled maintenance.

5. Revisions, Additions and Modifications. IXC may from time to time provide LICENSEE with revisions of the Software. LICENSEE shall accept such revisions, provided that if the revisions change existing procedures or file formats for order entry, response files and call detail records ("CDRs"), IXC will provide LICENSEE with at least 30 days' prior written notice of such revisions, and shall instruct LICENSEE, without charge, in the installation and use of the revisions.

6. Additional Obligations of IXC.

6.1. File Privacy. IXC will take all commercially reasonable action to protect Licensee's files and data from being accessed by any third parties other than those third parties, if any, that may have been authorized by LICENSEE to access such files and data.

6.2. File Security. IXC will archive for a reasonable period of time, all of Licensee's CDR data and will provide a copy of the most recent data to LICENSEE at such times that invoices are generated under the TSA. Nonetheless, IXC cannot guarantee that IXC's files and data will not be lost or altered and, therefore, LICENSEE hereby agrees to be solely responsible for maintaining a procedure external to the Database for maintaining and archiving all of its CDR data.

  Additional Obligations of LICENSEE.

7.1. Communication Costs. LICENSEE shall be responsible for all communication costs from Licensee's facility to the designated Database server location, including, without limitation, all equipment and telephone costs and any connection charges thereto.

7.2. Letters of Authorization. LICENSEE acknowledges and agrees that certain of the services available on the Database require executed end-user Letters of Authorization/Agency ("LOAs"). LICENSEE shall maintain a file of all requisite LOAs and supply photocopies of such LOAs to IXC within five (5) business days of IXC's request, in accordance with the directions provided to LICENSEE at such time.

7.3. Authorized Users. LICENSEE shall maintain and provide to IXC, within five (5) business days of its receipt of written notice from IXC requesting such information, a list of all persons authorized by LICENSEE to use the Software. All such persons shall be employees of LICENSEE and LICENSEE shall take all action necessary to ensure that such users do not (i) violate any of the terms and conditions of this Agreement, or (ii) access any files or data for licensees other than LICENSEE.

8. Trademark Rights. IXC has adopted and owns certain trademarks and service marks used in identifying and marketing IXC technology, products and services including, but not limited to the marks "IXC" and "IXC On-Line" (collectively, the "Trademarks"). LICENSEE recognizes and concedes for all purposes that any trademarks, logos or trade names affixed by IXC to IXC technology, products and services, whether or not registered, constitute the exclusive property of IXC and cannot be used by LICENSEE, nor

9. Proprietary Rights; Confidential Information. Full copyright and title to the Software shall at all times remain with IXC. Customer agrees to (i) maintain in confidence any confidential information of IXC obtained by Customer during the term of this Agreement, and (ii) refrain from disclosing confidential information of IXC to anyone until that information shall be in the public domain.

10. No Warranty; Limitation of Liability. IXC EXPRESSLY DISCLAIMS ANY AND ALL WARRANTIES WITH RESPECT TO THE SOFTWARE, INCLUDING ALL IMPLIED WARRANTIES OR CONDITIONS OF TITLE, NONINFRINGEMENT, FITNESS OR SUITABILITY FOR ANY PARTICULAR PURPOSE. LICENSEE ACKNOWLEDGES AND AGREES THAT IXC'S MAXIMUM AGGREGATE LIABILITY TO LICENSEE UNDER THIS AGREEMENT SHALL 1N NO EVENT EXCEED $25,000.00.

11. Warranty of Authority. Each of the individuals signing this Agreement on behalf of a party hereto warrants and represents that such individual is duly authorized and empowered to enter into this Agreement and bind such party hereto.

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first set forth above.

IXC Buyers United International, Inc

By: By:

Title: President

Title: Executive Vice President

SCHEDULE 1

The following constitutes the minimum recommended requirements for IXC OnLine. Based on the work functions used and volumes of work, other configurations may also be supported.

Hardware for PC Platform

O Processor: Intel 486/66

O At least 16 MB RAM for NT 3.51; 32 MB RAM for NT 4.0, Win95

O H High Density (1.44 MB) 3.5" floppy disk drive

O Hard Disk with a minimum of I GB of storage (driven by CDR volumes)

O SCSI Controller preferred to IDE (but not mandatory)

O I01 Keyboard

O Mouse (at least 2 button)

O Network cards that are compatible with Windows NT (if connected to LAN)

CD-ROM

O Double speed or faster; supported by Windows NT (for billing via CD-ROM)

Video Card and Monitor

O SVGA, 800 x 600 resolution screen (1024 x 768 resolution is acceptable as well, but the screen will appear smaller.)

O15" Color Monitor, 0.28" dot pitch

Software and Operating System

O Windows NT Workstation (version 3.51 or 4.0) or Windows 95

Miscellaneous Software

O Virus checking programs (NT and Win 95 compatible)

O Any relational database that can read .DBF (database) flies so that order status can be tracked

(Examples of programs that read these files: FoxPro, Paradox, Oracle, Excel, Approach, Access.)

Security

O IXC OnLine will scan for viruses as files are transferred to the system. As such, only ASCII file uploads will be accepted. Files suspected of containing a virus will not be processed by IXC OnLine, and the user will be notified of the problem.

Interactive Interface Requirements

If the interface with IXC OnLine is dial-up, the requirements (in addition to the "Common Requirements" stated above) are as follows:

O Hayes compatible modem at 28.8 kbps (async)

O For batch ASCII file transfer, Procomm Plus or a comparable communication transfer software (must support X-modem and Zmodem protocols) is recommended.

Users who will enter orders interactively need not purchase this software.

O Sufficient hard disk storage to receive CDR files; 1 Gig + recommended. (Based on your specific volumes.)

O Windows NT Remote Access Service - native to Windows NT (for interactive use)

If the physical interface with IXC OnLine is via a dedicated line, then the requirements, in addition to the "Common Requirements" stated above, are as follows:

O 56 / 64 kbps line (DS-O) from customer site to IXC determined location (to be confirmed based on IXC's WAN configuration)

O CSU/DSU for line termination (to be confirmed based on IXC's WAN configuration) - coordinate with IXC MIS department

O Router connection or Eicon card

Database Configuration

Many of the preparations required for the establishment of your database must be performed by IXC. After receiving a fully executed contract, your Account Manager will require your assistance in completing some of these tasks, such as your Customer Profile and Calling Card Setup.

Access to IXC OnLine

Once you have met all of the hardware and software requirements, you will be given your assigned User ID's and passwords, as well as the software that will allow you to access IXC OnLine.

Exhibit D - Taxes on Telecommunications Services - Contact IXC's Tax Department at 512-427-3849for assistance it completing this form

Please check one of the following:

x Telecommunications services purchased from Supplier are for resale purposes in the normal course of our business (or are subject to other tax exemptions). These services are exempt from federal, state and local taxes.

If checked, complete Section 1 & Section 2 below for the applicable states where service is provided.

X Telecommunications services purchased from Supplier are mot for resale purposes, but are purchased for our own use. These services are not subject to other exceptions.

If checked, sign here: ________________________Date: 3/12/98

Section 1. Certificate of Exemption from Federal Excise Taxes on Communications Services and Facilities

The undersigned hereby certifies that the service furnished by Supplier is exempt from the Federal Excise Tax on Communications and Facilities imposed by Internal Revenue Code (IRC) Section 4251 because the undersigned is exempt under IRC Section 4253 for such reason as marked below (check one). The undersigned agrees to notify Supplier in writing when the claimed status no longer applies.

__A nonprofit hospital referred to in IRC Section 170 (b)(1)(A)(ii) which is exempt from income tax under Section 501 (a).

__A nonprofit educational organization described in IRC Section (170) (b)(1)(A)(ii) which is exempt from income tax under Section 501 (a).

__A School which is operated as an activity of an organization described in IRC Section 501 c(3) which is exempt from income tax under Section 505(a), and operates as described in IRC Section 4253 (j).

__ The U.S. government, government of a State, political subdivision of a state of the District of Columbia.

__ The American Red Cross or an international organization described in Internal Revenue Code Sections 7701 (a) (18) and 4253 (c).

__ A news service company of the type referred to in Internal Revenue Code Section 4253 (b).

__ Diplomatic, consular or other officers of foreign governments temporarily residing in the United States who are nationals of the foreign country on a diplomatic mission.

__ The service will be used exclusively in the rendering of a communications services upon which tax is imposed by IRC Section 4251. It is understood that no tax will be collected by Supplier on charges for said service and that it will be the responsibility of the undersigned to collect such tax as may be due from its customers.

__ The service, which is defined in Section 4252 (b)(2), is for use by a common carrier, telephone or telegraph company, or radio broadcasting station or network in the conduct of its business as such.

FOR THIS CERTIFICATE TO BE VALID YOU MUST CHECK ONE OF THE ABOVE BOXES, SIGN AND DATE THE CERTIFICATE AND PROVIDE AN EFFECTIVE DATE. ANY MODIFICATIONS TO THE ABOVE WILL RENDER THE CERTIFICATE NULL AND VOID.

THE EXEMPT STATUS OF THE UNDERSIGNED IS EFFECTIVE AS OF____________

Customer: Buyers United International, Inc. FEDERAL TAX I.D. 86-0812348

I swear under penalty of fines, imprisonment, or both, together with cost of prosecution that the statement contained herein are true to the best of my knowledge

Signature Title Date

Section 2. Uniform Sales & Use Tax Certification Form

Issued to: IXC, 1122 Capital of Texas Hwy. S., Austin, Texas 78746

Certify that: Buyers United International, Inc., is registered and/or identified with the below listed cities and/or states within which your frim would deliver purchases to us and that any such purchases are for wholesale, resale, ingredients or components of a new product to be resold, leased, rented or used in the normal course of our business. We are in the business of wholesaling, retailing, manufacturing, leasing, renting or providing non-taxable services or products.

Check applicable box: ( ) Single Purchase Certificate ( ) Blanket Certificate

Is engaged as a registered (where applicable): (___) Wholesaler ( ) Lessor (x) Retailer (__) Manufacturer (__) Exempt Organization Use ( ) Other (Specify)__________

Product or service rendered by Customer:

State Registration or I.D. No. State Registration or I.D. No.

Applied for in all the States Required

I further certify that if any property so purchased tax free is used or consumed by the firm as to make it subject to a sales or use tax we will pay the tax due direct to the proper taxing authority when state law so provides or inform the seller for added tax billing. This certificate shall be part of each order which we may hereafter give to you, unless otherwise specified, and shall be valid until canceled by us in writing or revoked by the city or state.

Exemption Claimed: ( ) Resale ( ) Federal Government (__) Exempt Organization (__) State & Local Government ( ) Direct Payment Permit ( ) Other (Specify)

I Swear and affirm that the information on this form is true and correct as to every material matter.

Signature Title Date

IXC Switched Service Supplement

Xnet LATA Service

1. Scope. Supplier is authorized: (i) to use its best efforts (considering the needs of its other customers) to start provisioning of Services to Customer on or before the Service Commencement Date, which is scheduled to be the first date of order activation; and (ii) to act as Customer's agent in placing orders with other carriers in order to provide telecommunications services, if requested. Usage charges ("Usage Charges") hereunder shall be based on: (i) the rates for Services set forth in Exhibit

2. Term. This Agreement is for a term of three (3) years commencing on the Effective Date, unless extended or earlier terminated pursuant to its terms. This Agreement shall be automatically extended at the expiration of the initial-term on a month-to-month basis at Supplier's then current month-to-month rates unless: (i) earlier terminated; or (ii) written notice is given by either party at least thirty (30) days before such expiration that such party does not consent to such extension.

3. Customer Responsibilities for Xnet Service.

A. General Duties. Customer shall use its best efforts to solicit and market the Services in accordance herewith and with applicable law. Customer shall at all times conduct its efforts in a commercially reasonable and ethical manner. Customer shall pay all its expenses in connection with its business and its performance hereunder. Customer shall provide its own billing and customer service to its customers ("End-Users"). To the extent Customer makes any statements or representations to third parties

B. Volume Forecasts. Prior to the Service Commencement Date and by the end of each quarter thereafter, Customer shall provide Supplier with forecasts covering a good faith estimate of the monthly traffic volume and distribution for the ordered Services for the next three calendar months. Supplier shall provide Customer with any information reasonably requested to help Customer with its forecasts. The forecasts are to be in the format attached hereto as Exhibit B.

C. Service Interconnections. In order to utilize Xnet or other dedicated Services, Customer shall be solely responsible for establishing and maintaining a full time, dedicated connection (a "Service Interconnection") between its network and one of Supplier's designated hubs ("HUBS"), subject to Supplier's approval in accordance IXC - Confidential with the terms of this Agreement. If a Service Interconnection is proposed to be made using a LEC, Supplier may require Customer to utilize Supplier's entran

D. Cancellation. Once ordered, and unless otherwise provided for in this Agreement, Service Interconnections and the circuits comprising each Service Interconnection may only be canceled by Customer upon at least thirty days prior written notice to Supplier, or if longer, the length of the cancellation period of the underlying carrier.

E. Certification. Customer shall provide Supplier with a written certification (the "Certification") of the percentage of interstate (including international) and intrastate minutes of use relevant to the minutes of traffic to be terminated in the same state in which the Supplier HUB is located to which the Service Interconnection is made. This Certification is attached as Exhibit D and shall be provided by Customer prior to commencement of Service for any Service Interconnection. It shall be updated

4. Rates Changes.

A. International Service. Supplier reserves the right to modify charges for international service upon seven (7) days notice to Customer.

B. RBOC Termination/Origination. Following the Service Commencement Date for Xnet Service, Customer will maintain at least 80% of the minutes of domestic United States traffic (during any calendar month or pro-rata 1Sortion thereof) in a Regional Bell Operating Company 03/10/98

(RBOC). Supplier shall have the right to apply a $0.03 per minute surcharge to the number of minutes which NonRBOC termination exceeds 20% of the total monthly service.

Non-RBOC Origination or Termination is defined as any

NPA.NXX.XXXX not owned by the following Operating

Company Numbers:

9102 NEW ENGLAND TEL&TEL

9104 NEW YORK TEL CO

9206 BELL ATLANTIC NJ

9208 BELL ATLANTIC PA

9211 BELL ATLANTIC DC

9212 BELL ATLANTIC MD

9213 BELL ATLANTIC VA

9214 BELL ATLANTIC WV

9321 OHIO BELL TEL CO

9323 MICHIGAN BELL TEL CO

9325 INDIANA BELL TEL CO

9327 WISCONSIN TEL CO

9329 ILLINOIS BELL TEL CO

9417 SOUTHERN BELL TEL CO

9419 SOUTH CENTRAL BELL

9533 SOUTHWESTERN BELL

9631 NORTHWESTERN BELL

9636 MOUNTAIN BELL TEL CO

9638 PACIFIC NORTHWEST BELL

9740 PACIFIC BELL

5. Fraudulent Calls. Customer shall indemnify and hold Supplier harmless from all costs, expenses, claims or actions arising from fraudulent calls of any nature which may comprise a portion of the Service to the extent that the party claiming the call(s) in question to be fraudulent is (or had been at the time of the call) an End-User of the Service through Customer or an End-User of the Service through Customer's distribution channels. Customer shall not be excused from paying Supplier for Service pr

6. Invoice & Rates.

A. Due Date. Usage Charges are billed and payable following the period in which actual usage has been incurred. All Usage Charges contained in this Agreement are calculated according to the rates set forth in Exhibit A, attached hereto.

B. Volume Rates. Subject to the terms and conditions herein, Customer shall pay for any Services hereunder at the rates reflected in Exhibit A based upon Customer's total monthly Usage.

C. Under-utilization Charge. An under-utilization fee per DS-I will be applied to the monthly invoice based on the following schedule:

Minutes Per Trunk*

Under-utilization Fee**

0-19,999 $2,000.00

20,000-39,999 $1,750.00

40,000-59,999 $1,500.00

60,000-79,999 $1,250.00

80,000-99,999 $1,000.00

100,000+ -0-

*The average is calculated over all trunks. Usage includes both Xnet Termination Service and Xnet 800 Service.

**The penalty is applied on all trunks based on average. A trunk is an equivalent T-l based on 24 DS-O's.

7. Calculation of Call Duration. Supplier will calculate call duration for Call Detail Records ("CDR's") which will be sent to Customer by Supplier for Customer to rebill Customer's End-Users, based upon the then-current IXC specifications. Customer will be billed according to the rates in the attached exhibits based on call duration of each CDR. Call duration for outbound services will be from answer supervision of the called party to disconnect. Call duration for inbound service will be from trunk s

8. Customer Default. In the event of a "Customer Default", upon notice to Customer, Supplier may (in addition to such other rights or remedies as Supplier may have under this Agreement, at law or in equity), at its sole option do any or all of the following: (i) suspend Services to Customer until such time as such circumstance is corrected (provided Supplier shall not be prohibited from terminating this Agreement after suspending Services); (ii) cease accepting or processing orderS' for services; (iii) w

"Customer Default" shall mean Customer: (i) breaches any material provision of this Agreement, including, but not limited to, the provisions regarding payment, and does not cure such breach within thirty days (five days with respect to the first three payment breaches and no notice period with respect to any further payment breach) of notice thereof by Supplier; or (ii) files or initiates proceedings or has proceedings filed or initiated against it, relating to its liquidation, insolvency, reorganization ceases.

Private Line Service Supplement

Digital Service

1. Scope and Rates. Supplier shall use its best efforts (considering the needs of its other customers) to provide Service for which a Purchase Order has been accepted. A form of Purchase Order is attached hereto as Exhibit A. The rates for Service are set forth in Exhibit D, unless otherwise specified in the applicable Purchase Order. Such rates are valid for the term of this Agreement. Supplier may thereafter change such rates, but not for any Circuit then in service. Customer may also order the serv

2. Term. The Agreement is for a term of three (3) years commencing on the Effective Date and shall continue through the end of the Circuit Lease Term which is last to expire. If Service continues after such Circuit Lease Term, the applicable rates will be equal to 120% of the rates hereunder and Service may be terminated by either party upon 30 days' notice.

3. Invoice. Customer will be invoiced monthly for: (i) the monthly lease rate (prorated for any partial month) for each Available Circuit; and (ii) the charges for other services received. The first invoice shall be for the first two months; each invoice thereafter shall be for the following month.

4. Termination. Customer may terminate any Circuit upon 90 days' notice; provided that if termination occurs: (i) prior to the Activation Date, Customer shall reimburse Supplier for all costs of the implementation of such Circuit; or (ii) on or after such date Customer shall pay: (A) all charges for Service previously rendered; and (B) the amount due through the end of the applicable Circuit Lease Term (Supplier shall try to re-lease such Circuit for such term, refunding to Customer the amount so coll

6. Outage Credits. Supplier shall give Customer a credit in accordance with its then-current outage policy for periods in which any Circuit loses continuity and fails to comply with applicable specifications. Such credit shall be Customer's sole remedy with respect to such an event; provided, however, that no such credits shall be allowed and Supplier shall not be liable for any Service defect from causes outside its control, including accidents, cable cuts, fires, floods, emergencies, government regu

7. Definitions. For purposes hereof: "Available" means all necessary Supplier equipment for a Circuit has been installed. "Activation Date" means the date a Circuit is first made Available to Customer. "Circuit" means a DS-O, DS-1 or a DS-3. "Circuit Lease Term" means the term of a Circuit specified in the applicable Purchase Order. "Circuit Mileage" means the length of a Circuit specified in the applicable Purchase Order. "DS-0" means a circuit complying with TR-TSY-000333 "Switched and Special Acces rameter Limits and Interface Combinations" Issue 1, July 1990. A "DS-l" is a signal conforming to the requirements set forth in Sections 9.3 and 10.2 of Bellcore TR-NWT-000499, Issue 5, December, 1993. A "DS-3" is a signal conforming to the requirements set forth in Section 9.6 and 10.5 of Bellcore TR-NWT-000499, Issue 5, December, 1993. "Purchase Order" means any Customer purchase order accepted by Supplier. "Requested Service Date" means the date Service on a Circuit is requested to commence specified in r. "Service" means transmission service provided between North American DSX standard cross-connect panels located in Supplier's terminal locations.

AMENDMENT No. 4 TO IXC MASTER SERVICE AGREEMENT

This Amendment No. 4 to the Master Service Agreement is made as of the last date of execution below (the "Amendment Effective Date") and entered into by and between IXC Carrier, Inc./IXC Long Distance, Inc./IXC Broadband Services, Inc. (generically "IXC"), a Nevada/Delaware corporation with its principal place of business at 1122 Capital of Texas Hwy. South Austin, Texas 78746 ("Supplier"), and Buyers United International, Inc. a Utah corporation with its principal place of business at 635 W. 5300 South,

This Amendment is made with reference to the following facts:

A. Customer and Supplier are parties to that certain Master Service Agreement dated as of January 21, 1998 and subsequent Amendment No. 1, dated January 14, 1998, Amendment No. 2 dated January 21, 1998 and Amendment No. 3 dated March 24, 1998 (as amended the "Agreement").

B. The parties desire to amend the Agreement pursuant to the terms set forth below.

Accordingly, in consideration the mutual promises set forth below, the parties agree as follows:

Terms of Amendment

Accordingly, in consideration of the mutual promises set forth below, the parties agree as follows:

1. The IXC Switched Service Supplement for Xclusive Services and Exhibit A of such Supplement shall be replaced in their entirety as attached hereto. The rates contained in Exhibit A attached hereto, shall become effective the first day of the IXC billing cycle following the last date of execution below

2. All terms and conditions, provisions, supplements and exhibits of the Agreement shall remain in full force and effect.

IN WITNESS WHEREOF, the parties have executed this Amendment as of the date last written below.

IXC

By: John R. Fleming

Title: EXECUTIVE VICE-PRESIDENT

Date: 4/7/98

Full Business Address:

1122 Capital of Texas Hwy. South

Austin, Texas 78746-6426

Telephone: 512-427-3700

Facsimile: 512- 328-7902

By:

Name: Rod Smith

Title: e~~:~

Date: 3/24/98

Full Business Address:

635 W. 5300 South, Suite 204

Salt Lake City, Utah 84123

Telephone: 503-625-4047

Facsimile: 503-625-4047

Billing Contact: Nathan Wilson

Telephone: 503-625-4047

IXC Switched Service Supplement

Xclusive Services

1. Scope. Supplier is authorized: (i) to use its best efforts (considering the needs of its other customers) to start provisioning of Services (such services, together with the use of the IXC Online Software, are referred to as the "Services") to Customer on or before the Service Commencement Date, which is scheduled to be the first date of order activation; and (ii) to act as Customer's agent in placing orders with other carriers in order to provide telecommunications services, if requested. Usage ch

2. Term. This Agreement is for a term of three (3) years commencing on the Effective Date, unless extended or earlier terminated pursuant to its terms. This Agreement shall be automatically extended at the expiration of the initial term on a month-to-month basis at Supplier's then current month-to-month rates unless: (i) earlier terminated; or (ii) written notice is given by either party at least thirty (30) days before such expiration that such party does not consent to such extension.

3. Customer Responsibilities.

A. General Duties. Customer shall use its best efforts to solicit and market the Services in accordance herewith and with applicable law. Customer shall at all times conduct its efforts in a commercially reasonable and ethical manner. Customer shall pay all its expenses in connection with its business and its performance hereunder. Customer shall provide its own billing and customer service to its customers ("End-Users"). Customer shall obtain a letter of agency ("LOA") from each End-User in complianc ing. When applicable, Customer will be responsible for notifying each End-User, in writing (or by any other means approved by the FCC that: (i) a transfer charge will be reflected on such End-User's LEC bill for effecting a change in primary interexchange carriers, (ii) the entity name under which such End-User's interstate, intrastate and/or operator services will be billed (if different from Customer), and (iii) the "primary" telephone number(s) to be used for maintenance and questions concerning such End FCC with respect to verification of orders for long distance service generated by telemarketing.

B. Volume Forecasts. Prior to the Service Commencement Date and by the end of each quarter thereafter, Customer shall provide Supplier with forecasts covering a good faith estimate of the monthly traffic volume and distribution for the ordered Services for the next three calendar months. Supplier shall provide Customer with any information reasonably requested to help Customer with its forecasts. The forecasts are to be in the format attached hereto as Exhibit B.

C. Certification. Customer shall provide Supplier with a written certification (the "Certification") of the percentage of interstate (including international) and intrastate minutes of use relevant to the minutes of traffic to be terminated in the same state in which the Supplier HUB is located to which the Service Interconnection is made. This Certification is attached as Exhibit E and shall be provided by Customer prior to commencement of Service for any Service Interconnection. It shall be updated

4. Excluded ANIs. Supplier has the right to reject any automatic number identifier ("ANI") supplied by Customer for any of the following reasons: (i) Supplier is not authorized to provide or does not provide long distance services in the particular jurisdiction in which the ANI is located; (ii) a particular ANI submitted by Customer is not in compliance with Supplier's then-current format, which shall be made available to Customer upon request; (iii) Customer is not certified to provide long distance

5. Records. Customer will maintain documents and records supporting Customer's re-sale of Service, including, but not limited to, appropriate and valid LOAs from End-Users for a period of not less than twelve (12) months or such other longer period as may be required by applicable law, rule or regulation. Customer shall indemnify Supplier for any costs, charges or expenses incurred by Supplier arising from disputed PIC selections involving Service to be provided to Customer for which Customer cannot p

6. Fraudulent Calls. Customer shall indemnify and hold Supplier harmless from all costs, expenses, claims or actions arising from fraudulent calls of any nature which may comprise a portion of the Service to the extent that the party claiming the call(s) in question to be fraudulent is (or had been at the time of the call) an End-User of the Service through Customer or an End-User of the Service through Customer's distribution channels. Customer shall not be excused from paying Supplier for Service pr

7. Rates Changes.

A. Supplier reserves the right to modify charges for international service upon 7 days notice to the customer.

B. RBOC Termination/Origination. Following the Service Commencement Date for Xclusive Services (e.g. Switched I+/8XX, Dedicated I+/8XX, XPIN, [excluding calling and debit cards]), Customer will maintain at least 80% of the orig inating/terminating minutes of domestic United States traffic (during any calendar month or pro-rata portion thereof) in a Regional Bell Operating Company (RBOC). Supplier shall have the right to apply a $0.05 per minute surcharge to the number of originating/terminating

Non-RBOC Origination or Termination is defined as any

NPA.NXX.XXXX not owned by the following Operating

Company Numbers:

9102 NEW ENGLAND TEL&TEL

9104 NEW YORK TEL CO

9206 BELL ATLANTIC NJ

9208 BELL ATLANTIC PA

9211 BELL ATLANTIC DC

9212 BELL ATLANTIC MD

9213 BELL ATLANTIC VA

9214 BELL ATLANTIC WV

9321 OHIO BELL TEL CO

9323 MICHIGAN BELL TEL CO

9325 INDIANA BELL TEL CO

9327 WISCONSIN TEL CO

9329 ILLINOIS BELL TEL CO

9417 SOUTHERN BELL TEL CO

9419 SOUTH CENTRAL BELL

9533 SOUTHWESTERN BELL

9631 NORTHWESTERN BELL

9636 MOUNTAIN BELL TEL CO

9638 PACIFIC NORTHWEST BELL

9740 PACIFIC BELL

C. Under-utilization Charge. An under-utilization fee per DS-1 will be applied to the monthly invoice based on the following schedule:

Minutes Per Trunk* Under-utilization Fee**

0-19,999 $2,000.00

20,000-39,999 $1,750.00

40,000-59,999 $1,500.00

60,000-79,999 $1,250.00

80,000-99,999 $1,000.00

100,000+ -0-

*The average is calculated over all trunks. Usage includes both Xclusive outbound and inbound Service.

**The penalty is applied on all trunks based on average minutes of uage per trunk. A trunk is an equivalent T-I based on 24 DS-O's.

8. Invoice & Rates.

A. Due Date. Usage Charges are billed and payable following the period in which actual usage has been incurred. All Usage Charges contained in this Agreement are calculated according to the rates set forth in Exhibit A, attached hereto.

B. Monthly Commitment. Customer shall have a twelve (12) month period (the "Ramp-Up Period") beginning as of the Effective Date to purchase Services hereunder of at least $1.5 Million per month ("the Monthly Commitment Level"). During the Ramp-Up Period, Customer shall have a "take or pay" commitment of: (i) $300,000.00 per month commencing on the first day of the month following three (3) months from the Effective Date and continuing until the end of the fifth complete calendar month after the

9. Calculation of Call Duration. Supplier will calculate call duration for Call Detail Records ("CDR's") which will be sent to Customer by Supplier for Customer to rebill Customer's End-Users, based upon the then-current IXC On-line software specifications. Customer will be billed according to the rates in the attached exhibits based on call duration of each CDR. Call duration for outbound services will be from answer supervision of the called party to disconnect. Call duration for inbound serv

10. Customer Default. In the event of a "Customer Default", upon notice to Customer, Supplier may (in addition to such other rights or remedies as Supplier may have under this Agreement, at law or in equity), at its sole option do any or all of the following: (i) suspend Services to Customer until such time as such circumstance is corrected (provided Supplier shall not be prohibited from terminating this Agreement alter suspending Services); (ii) cease accepting or processing orders for services; (iii

"Customer Default" shall mean Customer: (i) breaches any material provision of this Agreement, including, but not limited to, the provisions regarding payment, and does not cure such breach within thirty days (five days with respect to the first three payment breaches and no notice period with respect to any further payment breach) of notice thereof by Supplier; or (ii) files or initiates proceedings or has proceedings filed or initiated against it, relating to its liquidation, insolvency, reorganization ceases.

AMENDMENT No. 5 TO IXC MASTER SERVICE AGREEMENT

This Amendment No. 5 to the Master Service Agreement is made as of the last date of execution below (the "Amendment Effective Date") and entered into by and between IXC Communications Services, Inc. f/k/a IXC Long Distance, Inc. a Delaware corporation with its principal place of business 1122 Capital of Texas Hwy. South, Austin, Texas 78746 ("Supplier"), and Buyers United International, Inc. a Utah corporation with its principal place of business at 635 West 5300 South, #204, Salt Lake City, Utah 841

This Amendment is made with reference to the following facts:

A. Customer and Supplier are parties to that certain Master Service Agreement dated as of January 05, 1998 and subsequent Amendment No. 1 dated January 14, 1998; Amendment No. 2 dated January 21, 1998; Amendment No. 3 dated March 24, 1998 and Amendment No. 4 dated April 07, 1998 (the "Agreement").

B. The parties desire to amend the Agreement pursuant to the terms set forth below.

Accordingly, in consideration of the mutual promises set forth below, the parties agree as follows:

Terms of Amendment

1. Section 2 Term. shall be modified to read in its entirety as follows:

2. Term. This Agreement is for a term which commenced on January 05, 1998 "Original Agreement Effective Date" and shall terminate on July 05, 2001, unless extended or earlier terminated pursuant to its terms. This Agreement shall be automatically extended at the expiration of the initial term on a month-to-month basis at Supplier's then current month-to-month rates unless: (i) earlier terminated; or (ii) written notice is given by either party at least thirty (30) days before such expiration that such party does not consent to such extension.

I. The Xclusive Services Supplement, Section 8 Invoice & Rates. Paragraph B. Monthly Commitment. shall be amended and re-stated to read in its entirety as follows:

B. Monthly Commitment. Commencing on August 01, 1998 (the "Amendment Effective Date" and continuing until April 31, 1999 Customer shall maintain a monthly billing level, which will include all of Customer's gross monthly recurring revenue for switched services, of at least $300,000 ("Monthly Billing Level") in services hereunder; Monthly Revenue shall exclude any installation, access charges, ancillary or special feature charges, Customer shall purchase Services hereunder as follows: (i) Commencing on May 01, 1999 and continuing thereafter through June 30, 1999, Customer shall have a "take or pay" commitment of $750,000.00 per month (ii) Commencing on July 01, 1999 and continuing thereafter through September 30, 1999, Customer shall have a "take or pay" commitment of $1,000,000.00 per month. (iii) Commencing on October 01, 1999 and continuing thereafter until July 05, 2001. Customer shall have a "take or pay" commitment of $1,500,000.00 per month. (collectively, "the Monthly Commitment Level"). Customer shall have a "take or pay" commitment in the amount of the Monthly Commitment Level as defined above. As used herein, a "take or pay" commitment means that Customer has the obligation to pay for Services hereunder (at the same time as payment is or would be due for Service for such month) in such amount for each month during such periods, whether or not such Service is actually used, excluding, without limitation, service charges, interest, installation costs, local loops and nonrecurring charges. Subject to the terms and conditions herein, Customer shall pay for Services hereunder at the rates reflected in Exhibit A.

3. All other terms and conditions, provisions, supplements and exhibits of the Agreement shall remain in full force and effect.

IN WITNESS WHEREOF, the parties have executed this Amendment as of the date last written below.

IXC Communications Services, Inc.

By:

Name: Leo Welsh

Title: Pres-Wholsale

Date: 9/9/98

Full Business Address:

1122 Capital of Texas Hwy. South

Austin, Texas 78746-6426

Telephone: 512-427-3700

Facsimile: 512- 328-7902

Buyers United International, Inc.

By:

Name: Rod Smith

Title: President

Date: September 3, 1998

Full Business Address: 635 West 5300 South #204 Salt Lake City, UT 84123 Telephone: 801-264-9015 Facsimile: 801-685-9254

Billing Contact: Paul Jarman

Telephone: 264-9015 x1002

AMENDMENT No.6 TO IXC

MASTER SERVICE AGREEMENT

This Amendment No.6 to the Master Service Agreement is made as of the last date of execution below (the "Amendment Effective Date") and entered into by and between IXC Communications Services, Inc., a Delaware corporation with its principal place of business at 1122 Capital of Texas Hwy. South Austin, Texas 78746 (1'Supplier"), and Buyers United International, Inc. a Utah corporation with its principal place of business at 635 W. 5300 South, Suite 204, Murry, Utah 84123 ("Customer").

This Amendment is made with reference to the following facts:

A. Customer and Supplier are parties to that certain Master Service Agreement dated as of January 21, 1998 and subsequent Amendment No.1, dated January 14, 1998, Amendment No.2 dated January 21, 1998; Amendment No.3 dated March 24, 1998; Amendment No.4 dated April 07, 1998; and Amendment No.5 dated September 09, 1998 (as amended the "Agreement").

B. The parties desire to amend the Agreement pursuant to the terms set forth below.

Accordingly, in consideration of the mutual promises set forth below, the parties agree as follows:

Terms of Amendment

Accordingly, in consideration of the mutual promises set forth below, the parties agree as follows:

1. Page 06 Xclusive Exhibits shall be replaced in its entirety by Page 06 attached hereto.

2. All terms and conditions, provisions, supplements and exhibits of the Agreement shall remain in lull force and effect.

IN WITNESS WHEREOF, the parties have executed this Amendment as of the date last written below.

By:

Name: Leo Welsh

Title: Pres-Wholsale

Date: 9/9/98

Full Business Address:

1122 Capital of Texas Hwy. South

Austin, Texas 78746-6426

Telephone: 512-427-3700

Facsimile: 512- 328-7902

Buyers United International, Inc.

By:

Name: Rod Smith

Title: President

Date: September 3, 1998

Full Business Address: 635 West 5300 South #204 Salt Lake City, UT 84123 Telephone: 801-264-9015 Facsimile: 801-685-9254

(Amendment 6)

The following High Cost Termination/Origination provision is effective as of September 1, 1998 and is applicable to both Xnet and Xclusive services.

High Cost Termination/Origination. Following the Service Commencement Date for all Products (e.g. Xnet, Xclusive), Customer shall maintain at least 80% of the originating and 80% of the terminating minutes (during any calendar month or pro-rata portion thereof) in the low cost services areas as defined below. Supplier shall have the right to apply a $0.03 per minute surcharge to the number of originating minutes and apply a $0.03 per minute surcharge to the number of terminating minutes which low cost origination/termination is below 80% of the total monthly minutes of usage and a $0.05 per minute surcharge to the number of originating/terminating minutes which low cost origination/termination is below 50% of total monthly minutes of usage. Multiple accounts usage is aggregated and the penalty is applied at the master account level.

Low Cost Origination or Termination is defined as all international calls and domestic calls to or from any NPA.NXX associated with the following Operating Company Numbers:

Interstate Low Cost OCN List: Intrastate Low Cost OCN list:

LEC State OCN LEC State OCN

Ameritech IL 9329 Ameritech IL 9329

Ameritech IN 9325 Ameritech IN 9325

Ameritech MI 9323 Ameritech MI 9323

Ameritech OH 9321 Ameritech OH 9321

Ameritech WI 9327 Ameritech WI 9327

Bell Atlantic DC 9211 Bell Atlantic DC 9211

Bell Atlantic DE 9210 Bell Atlantic DE 9210

Bell Atlantic MD 9212 Bell Atlantic MD 9212

Bell Atlantic NJ 9206 Bell Atlantic NJ 9206

Bell Atlantic PA 9208 Bell Atlantic PA 9208

Bell Atlantic VA 9213 Bell Atlantic VA 9213

Bell Atlantic WV 9214 Bell Atlantic WV 9214

Bell South AL 9419 Bell South AL 9419

Bell South FL 9417 Bell South FL 9417

Bell South GA 9417 Bell South GA 9417

Bell South KY 9419 Bell South KY 9419

Bell South LA 9419 Bell South LA 9419

Bell South MS 9419 Bell South MS 9419

Bell South NC 9417 Bell South NC 9417

Bell South SC 9417 Bell South SC 9417

Bell South TN 9419 Bell South TN 9419

Cincinnati Bell OH 9348 GTE VA 233

GTE CA 2319 NYNEX CT 9102

GTE FL 328 NYNEX MA 9102

NYNEX CT 9102 NYNEX ME 9102

NYNEX MA 9102 NYNEX NH 9102

NYNEX ME 9102 NYNEX NY 9104

NYNEX NH 9102 NYNEX NY Metro 9104

NYNEX NY 9104 NYNEX RI 9103

NYNEX NY Metro 9104 NYNEX VT 9104

NYNEX VT 91 04 PacTel CA 9740

PacTel CA 9740 PacTel NV 9742

PacTel NV 9742 SBC AR 9533

The following High Cost Termination/Origination provision is effective as of September 1, 1998 and is applicable to both Xnet and Xclusive services.

Interstate Low Cost OCN List: Intrastate Low Cost OCN list:

LEC State OCN LEC State OCN

SBC AR 9533 SBC KS 9533

SBC KS 9533 SBC MO 9533

SBC MO 9533 SBC OK 9533

SBC OK 9533 SBC TX 9533

SBC TX 9533 SNET CT 9147

SNET CT 9147 United NC 470

United FL 341 United NJ 138

United IL 9329 United NV 1842

United NC 470 United SC 506

United NJ 138 Un/ted TN 581

United NV 1842 US West AZ 9636

United PA 209 US West CO 9636

United SC 506 US West IA 9631

United TN 581 US West ID 9636

United VA 567 US West MN 9631

US West AZ 9636 US West MT 9636

US West CO 9636 US West ND 9631

US West IA 9631 US West NE 9631

US West ID 9636 US West NM 9636

US West MN 9631 US West GR 9638

US West MT 9636 US West SD 9631

US West ND 9631 US West UT 9636

US West NE 9631 US West WA 9638

US West NM 9636 US West WY 9636

US West OR 9638

US West SD 9631

US West UT 9636

US West WA 9638

US West WY 9636

AMENDMENT No. 7 TO IXC MASTER SERVICE AGREEMENT

This Amendment No. 7 to the Master Service Agreement is made as of the last date of execution below (the "Amendment Effective Date") and entered into by and between IXC Communications Services, Inc. a Delaware corporation with its principal place of business 1122 Capital of Texas Hwy. South, Austin, Texas 78746 ("Supplier"), and Buyers United International, Inc. a Utah corporation with its principal place of business at 635 W. 5300 South, Suite 204, Murray, Utah 84123("Customer").

This Amendment is made with reference to the following facts:

A. Customer and Supplier are parties to that certain Master Service Agreement dated as of January 05, 1998 and subsequent Amendment No. I dated January 14, 1998; Amendment No. 2 dated January 21, 1998; Amendment No. 3 dated March 24, 1998; Amendment No. 4 dated April 07, 1998; Amendment No. 5 dated September 09, 1998 and Amendment No.6 dated October 26, 1998. (as amended the "Agreement").

B. The parties desire to amend the Agreement pursuant to the terms set forth below.

Accordingly, in consideration of the mutual promises set forth below, the parties agree as follows:

Terms of Amendment

Section 8. Invoice & Rates, Paragraph B. Monthly Commitment B. of the Xclusive Services Supplement under the Agreement shall be amended and re-stated to read in its entirety as follows:

B. Monthly Commitment.. Commencing on December 01, 1998 (the "Amendment Effective Date" and continuing until April 31, 1999 Customer shall maintain a monthly billing level, which will include all of Customer's gross monthly recurring revenue for switched services, of at least $300,000 ("Monthly Billing Level") in Services hereunder. Customer shall purchase Services hereunder as follows: (i) Commencing on May 01, 1999 and continuing thereafter through June 30, 1999, Customer shall have a "take or pay" commitment of $750,000.00 per month (ii) Commencing on July 01, 1999 and continuing thereafter through September 30, 1999, Customer shall have a "take or pay" commitment of $1,000,000.00 per month. (iii) Commencing on October 01, 1999 and continuing thereafter until July 05, 2001. Customer shall have a "take or pay" commitment of $1,500,000.00 per month. (collectively, "the Monthly Commitment Level"). Customer shall have a "take or pay" commitment in the amount of the Monthly Commitment Level as defined above. As used herein, a "take or pay" commitment means that Customer has the obligation to pay for Services hereunder (at the same time as payment is or would be due for Service for such month) in such amount for each month during such periods, whether or not such Service is actually used, excluding, without limitation, service charges, interest, installation costs, local loops and nonrecurring charges. Subject to the terms and conditions herein, Customer shall pay for Services hereunder at the rates reflected in Exhibit A.

2. All other terms and conditions, provisions, supplements and exhibits of the Agreement shall remain in full force and effect.

IN WITNESS WHEREOF, the parties have executed this Amendment as of the date last written below.

IXC Communications Services, inc.

By:

Name:

Title:

Date:

Full Business Address:

1122 Capital of Texas Hwy. South

Austin, Texas 78746-6426

Telephone: 512-427-3700

Facsimile: 512- 328-7902

Buyers United International inc.

By:

Name: Rod Smith

Title: President

Date: 11/7/98

Full Business Address:

635 West 5300 South 11204

Salt Lake City, Utah 84123

Telephone: 801-264-9015

Facsimile: 801-685-9254 }

Billing Contact: : Paul Jarman

Telephone: 801-264-9015, ext. 1002

AMENDMENT No. 8 TO IXC MASTER SERVICE AGREEMENT

This Amendment No. 8 to the Master Service Agreement is made as of the last date of execution below and entered into by and between IXC Communications Services, Inc., a Delaware corporation with its principal place of business 1122 Capital of Texas Hwy. South, Austin, Texas 78746 ("Supplier"),and Buyers United International, Inc. a Utah corporation with its principal place of business at 66 E. Wadsworth Park Drive, Suite 101, Draper, Utah 84020 ("Customer").

For purposes of this Amendment, the rates, terms & conditions set forth herein shall become effective on the 1~ day of the next IXC billing cycle following the last date of execution below (the "Amendment Effective Date").

This Amendment is made with reference to the following facts:

A. Customer and Supplier are parties to that certain Master Service Agreement dated as of January 05, 1998 and subsequent Amendment No. 1 dated January 14, 1998; Amendment No. 2 dated January 21, 1998; Amendment No. 3 dated March 24, 1998, Amendment No. 4 dated April 07, 1998, Amendment No. 5 dated September9, 1998, Amendment No. 6 dated October 26, 1998 and Amendment No. 7 dated November 11, 1998 (collectively, the "Agreement"). -

B. The parties desire to amend the Agreement pursuant to the terms set forth below.

Terms of Amendment

Accordingly, in consideration of the mutual promises set forth below, the parties agree as follows:

1. In accordance with the modification to Customer's monthly Take or Pay Commitment set forth in Amendment No. 7 dated November 11, 1998, Supplier agrees to: (i) forgive and forever release Customer of its monthly Take or Pay Commitment specified in Section 8.B. of the Agreement for the months of August, September, October and November, 1998; and (ii) issue a credit memo to Customer in an amount equal to the shortfall penalties assessed prior to the Amendment Effective Date. Customer agrees that such credit memo is full and final settlement with respect to such shortfall penalties and Customer hereby irrevocably and unconditionally releases, acquits and forever discharges Supplier from any and all liabilities, claims, demands, causes of action at law or in equity relating to such short fall penalties.

2. Section 8 Notices of the Master Service Agreement Terms and Conditions shall be amended and restated to read in its entirety as follows:

All notices and other communications hereunder shall be in writing and shall be deemed to have been duly given as of the date of delivery, facsimile transmission or mailing, and if mailed, fu'st class postage prepaid, certified or registered mail, return receipt requested to the following persons, unless contrary instructions are given by the parties in writing:

If to Supplier:

IXC Communications Services, Inc.

1122 Capital of Texas Hwy. South

Austin, Texas 78746-6426

Attention: Contract Administration

If to Customer:

Buyers United International, Inc.

66 E. Wadsworth Park Drive

Suite 101

Draper, Utah 84020

Attention:

3. Exhibit A, Xclusive Switched Service Pricing, of the Agreement shall be replaced in its entirety with Exhibit A attached hereto and such rates shall be valid as of the Amendment Effective Date.

4. All other terms and conditions, provisions, supplements and exhibits of the Agreement shall remain in full force and effect.

IN WITNESS WHEREOF, the parties have executed this Amendment as of the date last written below.

IXC Communications Services, Inc.

Name: Leo Welsh

Title: Pres-Wholesale

Date: 1/29/99

Full Business Address:

1122 Capital of Texas Hwy. South

Austin, Texas 78746-6426

Telephone: 512-427-3700

Facsimile: 512- 328-7902

Buyers United International, Inc.

Name: Rod Smith

Title: President

Date: 1/15/98

Full Business Address:

66 E. Wadsworth Park Drive, Suite 101

Draper, Utah 8402-0

Telephone: 801-523-8929

Facsimile: 801-523-8984

Billing Contact:

Telephone:

AMENDMENT No. 9 TO IXC

MASTER SERVICE AGREEMENT

This Amendment No. 9 to the Master Service Agreement is made and entered into by and between IXC Communications Services, Inc, f/k/a IXC Carrier, Inc./IXC Long Distance, Inc./IXC Broadband Services, Inc. (generically "IXC"), a Delaware corporation with its principal place of business at 1122 Capital of Texas Hwy. South, Austin, Texas 78746-6426 ("Supplier"), and Buyers United International, Inc., a Utah corporation with its principal place of business at 66 East Wadsworth Park Drive, Suite 101, Dram Utah 84020-7989 ("Customer").

For purposes of this Amendment, the rates, terms and conditions set forth herein shall become effective on the first day of the next IXC billing cycle after the date of last execution below (the "Amendment Effective Date").

This Amendment is made with reference to the following facts:

A. Customer and Supplier are parties to that certain Master Service Agreement dated as of January 5, 1998 and subsequent Amendment No. 1 dated January 14,1998, Amendment No. 2 dated January 2l, 1998, Amendment No. 3 dated March 24, 1998, Amendment No. 4 dated April 7, 1998, Amendment No. 5 dated September 9, 1998, Amendment No. 6 dated October 26, 1998, Amendment No. 7 dated November 11, 1998, and Amendment No. 8 dated January 29, 1999 (as amended, the "Agreement").

B. The parties desire to amend the Agreement pursuant to the terms set forth below.

Terms of Amendment

Accordingly, in consideration of the mutual promises set forth below, the parties agree as follows:

1. Section 2, Term, of the IXC Switched Service Supplement, Xclusive Services, shall be amended and reinstated as follows:

2. Term. This Agreement is for a term of three (3) years commencing on the Amendment Effective Date, unless extended or earlier terminated pursuant to its terms. This Agreement shall be automatically extended at the expiration of the initial term on a month-to-month basis at Supplier's then current month-to-month rates unless: (i) earlier terminated; or (ii) written notice is given by either party at least thirty (30) days before such expiration that such party does not consent to such extensio

2. Section 2, Term, of the IXC Switched Service Supplement, Xnet LATA Service, shall be amended and reinstated as follows:

2. Term. This Agreement is for a term of three (3) years commencing on the Amendment Effective Date, unless extended or earlier terminated pursuant to its terms. This Agreement shall be automatically extended at the expiration of the initial term on a month-to-month basis at Supplier's then current month-to-month rates unless: (i) earlier terminated; or (ii) written notice is given by either party at least thirty (30) days before such expiration dig such party does not consent to such extension

3. Section 7.B, RBOC Termination/Origination, of the IXC Switched Service Supplement, Xclusive Services, shall be replaced in its entirety, with Section 7.B., High Cost Termination/Origination, below:

7.B. High Cost Termination/Origination. Following the Service Commencement Date for all Products (e.g. Xnet, Xclusive), Customer will maintain at least 800/9 of the originating and 80% of the terminating minutes (during any calendar month or pro-rata portion thereof in the low cost services areas as defined in Exhibit L Supplier shall have the right to apply a $O.03 per minute surcharge to the number of originating minutes and apply a $0.03 per minute surcharge to the number of terminating minutes which

Low Cost origination or Termination is defined as all international calls and domestic calls to or from any NPA.NXX associated with the Operating Company Numbers listed in Exhibit I.

4. Exhibit 1, Low Cost Origination or Termination Operating Company Numbers, attached hereto shall be incorporated as Exhibit I to the IXC Switched Service Supplement Xclusive Services.

5. Section 4B, RBOC Termination/Origination, of the IXC Switched Service Supplement, Xnet LATA Service, shall be replaced in its entirety with Section 4.B., High Cast Termination/Origination below-,

4.B. High Termination/Origination Following the Service Commencement Date for all Products (e.g. Xnet, Xclusive), Customer will maintain at least 80% of the originating and 80% of the terminating minutes (during any calendar month or pro-rata portion thereof in The low cost services area as defined in Exhibit H. Supplier shall have the right to apply a $O.03 per minute surcharge to the number of originating minutes and apply a $0.03 per minute surcharge to the number of terminating minutes

Low Cost Origination or Termination is defined as all international calls and domestic calls to or from any NPA.NXX associated with the Operating Company Numbers listed in Exhibit H.

6. Exhibit H Low Cost Origination or Termination Operating Company Numbers, attached hereto shall be incorporated as Exhibit H t o the IXC Switched Service Supplement, Xnet LATA Service

7. Section 7.C, Under-utilization Charge, of the IXC Switched Service Supplement, Xclusive Services, shall be amended and reinstated as follows:

7.C. Under-utilization Charge. An under-utilization fee per DS-1 will be applied to the monthly invoice based on the following schedule:

Minutes Per Trunk* Under-utilization Fee

0-19,999 $2,000.00

20,000-39,999 $1,500.00

40,000+ -0-

*The average is calculated over all trunks. Usage includes both Xclusive outbound and inbound Service. The penalty is applied on all trunks based on average minutes of usage per trunk. A trunk is an equivalent T-1 based on 24 DS-O's.

8. The following shall be added in its entirety as Section 41 to the IXC Switched Service Supplement, Xclusive Services:

11. Slamming Policy. Supplier will not tolerate the practice of slamming, the intentional, unauthorized transfer of a customer's local or long distance service provider. Customer shall obtain a letter of agency ("LOA") from each End-User, valid proof of authorization includes an exact match of the name and telephone number on the LOA completed by the person authorized to make the switch or the actual tape of authorization. Customer shall retain the signed LOAs for one year and make originals avail

9. Section 8.B., Monthly Commitment, of the IXC Switched Service Supplement, Xclusive Services, shall be replaced in its entirety with Section 8.B., Volume rates, below:

8.B. Volume Rates. Subject to the terms; and conditions herein, Customer shall pay for any Services hereunder at the rates reflected in Exhibit A, attached hereto, based upon Customer's total monthly usage.

10. Exhibit A, Xclusive Switched Service Pricing, of the IXC Switched Service Supplement, Xclusive Services, shall be replaced in its entirety with Exhibit A, Xclusive Switched Service Pricing, attached hereto.

11. Exhibit A, Xnet LATA Switched Service Pricing, of the IXC Switched Service Supplement, Xnet LATA Service, shall be replaced in its entirety with Exhibit A, Xnet LATA Switched Service Pricing, attached hereto.

12. Exhibit G, Billing Services Addendum, of the IXC Switched Service Supplement, Xclusive Services, shall be stricken from the Agreement.

13. All other tam and Conditions provisions, supplements and exhibits of the Agreement shall remain in full force and effect.

IN WITNESS WHEREOF, the parties have executed this Amendment as of the date last written below.

IXC Communications Services, Inc.

Name: Leo Welsh

Title: Pres-Wholesale

Date: 3/23/99

Full Business Address:

1122 Capital of Texas Hwy. South

Austin, Texas 78746-6426

Telephone: 512-427-3700

Facsimile: 512- 328-7902

Buyers United International, Inc.

Name: Rod Smith

Title: President

Date: 3/12/99

Full Business Address:

66 E. Wadsworth Park Drive, Suite 101

Draper, Utah 8402-0

Telephone: 801-523-8929

Facsimile: 801-523-8984

Billing Contact:

AMENDMENT No. 10 TO IXC MASTER SERVICE AGREEMENT

This Amendment No. 10 to the Master Service Agreement is made and entered into by and between IXC Communications Services, Inc., f/k/a IXC Carrier, Inc./LXC Long Distance, Inc./IXC Broadband Services, Inc. (generically "IXC"), a Delaware corporation with its principal place of business at 1122 Capital of Texas Hwy. South, Austin, Texas 78746-6426 ("Supplier"), and Buyers United International, Inc., a Utah corporation with its principal place of business at 66 East Wadsworth Park Drive, Suite 101, Draper,

For purposes of this Amendment, the rates, terms and conditions set forth herein shall become effective on the first day of the next IXC billing cycle following the last date of execution below (the "Amendment Effective Date").

This Amendment is made with reference to the following facts:

A. Customer and Supplier are parties to that certain Master Service Agreement dated as of January 5, 1998 and subsequent Amendment No. 1 dated January 14, 1998, Amendment No. 2 dated January 21, 1998, Amendment No. 3 dated March 24, 1998, Amendment No. 4 dated April 7, 1998, Amendment No. 5 dated September 9, 1998, Amendment No. 6 dated October 26, 1998, Amendment No. 7 dated November 11, 1998, Amendment No. 8 dated January 29, 1999, and Amendment No. 9 dated March 23, 1999 (as amended, the "Agreement

B. The parties desire to amend the Agreement pursuant to the terms set forth below.

Terms of Amendment

Accordingly, in consideration of the mutual promises set forth below, the parties agree as follows:

1. Exhibit H, Back Office Services Addendum, of the IXC Switched Service Supplement, Xclusive Services, and all charges related thereto shall be stricken from the Agreement effective June 1, 1999.

2. The Agreement shall be amended by adding the Services set forth under Service Type described below.

purposes.

The applicable supplements and exhibits as attached hereto are incorporated into the Agreement for all

Service Type:

Switched Service: Broadband Service:

Xclusive X ATM

Xnet LATA X Frame Relay

Xnet LEx X Virtual Private Line

Network Management Services Training

IXPlus Service: Internet Service:

Retail Billing Interact Service Provider

Back Office Telecommunications Provider

Data Collocation & Bandwidth

Private Line Service:

Digital / Optical

Customer Interface: Customer Premise Equipment:

Rack Space & Power X CPE Services

(Collocation)

All other terms and conditions, provisions, supplements and exhibits of the Agreement shall remain in full force and effect.

IN WITNESS WHEREOF, the parties have executed this Amendment as of the date last written below.

IXC Communications Services, Inc.

By:

Name: Davic Hughart

Title: VP of Sales

Date: 8/18/99

Full Business Address:

1122 Capital of Texas Hwy. South

Austin, Texas 78746-6426

Telephone: (512) 427-3700

Facsimile: (512) 328-7902

Buyers United International, Inc.

By:

Name: Paul Jarman

Title: VP Operations

Date: August 16, 1999

Full Business Address:

66 East Wadsworth Park Drive, Suite 101

Draper, Utah 84020-7989

Telephone: (801) 523-8929

Facsimile: (801) 523-8984

Billing Contact: Paul Jarman

Telephone:

IXC Broadband Service Supplement ATM & Frame Relay Services

1. Scope and Rates. Supplier shall use its best efforts to provide interstate data network service ("Broadband Service") for which a Purchase Order has been accepted. Supplier may increase the applicable rates equal to 120% of the rates hereunder and, such Circuit may be terminated by either party upon thirty (30) days' written notice. All requests for Service shall be submitted on Supplier's then current Purchase Order form. The rates for Broadband Service are set forth in Exhibit B, unless otherwise

2. Term. This Agreement is for a term of three (3) years commencing on the Effective Date, unless extended or earlier terminated pursuant to its terms. This Agreement shall be automatically extended at the expiration of the initial term on a month-to-month basis unless: (i) earlier terminated; or (ii)written notice is given by either party at least thirty (30) days before such expiration that such party does not consent to such extension. If Service continues after expiration of the initial term, Supp

3. Broadband Service Orders. Each Purchase Order for Service hereunder shall set forth a Circuit Lease Term. If service continues on a Circuit after expiration of its applicable Circuit Lease Term, Supplier may increase the applicable rates equal to 120% of the rates hereunder and, such Circuit may be terminated by either party upon thirty (30) days' written notice.

4. Monthly Charges. Customer shall be invoiced monthly for: (i) the monthly charges (prorated for any partial month) based on the applicable rates set forth in the applicable Purchase Order; and (ii) the charges for other services received. The first invoice shall be for the first two months; each invoice thereafter shall be for the following month.

5. Broadband Bursting.

A. Frame Relay. For speeds less than and equal to DS-O, bursting is allowed to Port Speed. For speeds greater than DS-O, bursting is limited to four times the CIR of the PVC.

In the event Customer has a sustained bursting of 25% over the Committed Information Rate (CIR), on any frame relay path for a period of ten (10) days, Supplier will provide Customer with five (5) days' written notice to correct sustained bursting. If such sustained bursting is not corrected within the five (5) day period, Supplier may, at its discretion, raise the CIR to match Customer's usage and bill for the new CIR level at Supplier's standard rates upon next billing cycle, or reduce the Peak Informa

B. ATM. Bursting shall be as follows: (i) for subscriptions to SIR of 10 Mbps and below, bursting shall be IXC Confidential Amendment No. 10 to MSA limited to two times the SIR of the VC; (ii) for subscriptions to SIR above 10 Mbps, bursting is limited to 10 Mbps above the SIR f the VC.

In the event Customer has a sustained bursting of 25% over the Sustained Information Rate/Sustained Cell Rate (SIR/SCR) on any ATM path for a period of ten (10) days, Supplier will provide Customer with five (5) days' written notice to correct sustained bursting. If such sustained bursting is not corrected within the five (5) day period, Supplier may, at its discretion, raise the SIR/SCR to match Customer's average usage and bill for the new SIR/SCR level at Supplier's standard rates upon next billing cy

C. Virtual Private Line. Virtual Private Line is an ATM service that fixes PIR equal to SIR such that no bursting is allowed on the VC.

6. Termination. Customer may terminate any Circuit upon ninety (90) days' written notice; provided that if termination occurs: (i) prior to the Activation Date, Customer shall reimburse Supplier for all costs of the implementation of such Circuit; and (ii) on or after such date Customer shall pay: (A) all charges for Service previously rendered; and (B) the amount due through the end of the applicable Circuit Lease Term (Supplier shall try to re-lease such Circuit for such term, refunding to Customer

7. Definitions. For purposes hereof: "ABR" means Available Bit Rate which is a defined ATM Forum Class of Service used by connections that are characterized by widely varying data rates with minimal transport levels which rely upon dynamically allocated available bandwidth. "Activation Date" means the date a Circuit is first made available to Customer. "ATM" means Asynchronous Transfer Mode and is a standards based high speed, connection-oriented switching and multiplexing technology for transmitting

Frames in excess of CIR are designated as lower priority or discard eligible. "Cell or ATM Cell" means the fixed length transport unit of 53 bytes used in ATM services which consists of a 5 byte header and 48 byte user data payload. For Frame Relay, "CIR" means Committed Information Rate or the rate that is to be transferred under normal conditions by the network. "Circuit" means a DS-O, DS-I, DS-3, OC-3c, OC-12c, or an OC-48c. "Circuit Lease Term" means the term of a Circuit specified in the applicable han dynamic allocation. "Requested Service Date" means the date Service on a Circuit is requested to commence specified in the applicable Purchase Order. "Service" means transmission service provided between North American DSX standard cross-connect panels located in Supplier's terminal locations. "SCR" means Sustainable Cell Rate which represents the cell rate which the customer establishes to achieve the average traffic throughput of a brushy traffic source. Bursting above the SCR is allowable to the PCR

Variable Bit Rate Non-Real Time which is a defined ATM Forum Class of Service used by connections that are variable in nature but not tightly dependent by delay. "VBR-rt" means Variable Bit Rate Real Time which is a defined ATM Forum Class of Service used by connections that require tightly constrained delay and delay variation with a variable data rate. For ATM, "VC" means Virtual Circuit, a link in a connection-oriented network that is established through configuration rather than dynamic allocation. "

List of Exhibits

Exhibit A Broadband Services Order Form

Exhibit B Broadband Services Rates

IXC Service Supplement

Customer Premise Equipment (CPE) Services

1. CPE Items to be Rented or Purchased; Rates and Prices. The CPE items to be rented or purchased under this Agreement are set out on the applicable service order form (the "Service Order Form") incorporated herein by reference. The applicable rental rates or purchase prices and any applicable deposits and/or installation fees are as set out on the Pricing Summary attached hereto as Exhibit "A" unless otherwise specified and agreed to in the Service Order Form. Such rates and prices are exclusive of

2. Rental Term/Financing Term. If Customer is renting or financing CPE under this Agreement, the Rental Term or Financing Term (as the case may be) shall commence on the Effective Date of this Agreement (or the applicable Service Order Form, as the case may be) and shall continue through the rental or financing term specified in the Service Order Form. Upon the expiration of any Rental Term hereunder, this Agreement shall renew and continue (with respect to such rented CPE) on a month to month basis u

3. CPE Orders. All CPE orders shall be subject to acceptance by Supplier, which acceptance (or rejection) by Supplier shall be in Supplier's sole and absolute discretion. Customer's CPE order may not be modified, postponed or cancelled without the prior written consent of Supplier. If Customer cancels any CPE order after shipment (with the prior written consent of Supplier), Customer shall be subject to a reasonable restocking charge, which shall include, but not be limited to, all CPE return shipping

4. Invoicing; Prepayment.

A. If Customer is renting or financing CPE under this Agreement, Supplier may invoice the Customer monthly and in advance for CPE rental or financing charges due and payable under this Agreement. Additional installation, maintenance service, time and material charges, or any other applicable charges may be invoiced from time to time as appropriate.

B. If Customer is financing CPE under this Agreement, Customer may prepay all or any portion of the outstanding balance of the CPE at any time prior to the end of the CPE's Financing Term, and such outstanding balance will be credited accordingly; provided, however, that if Customer is past due on any fees, charges or other amounts whatsoever owed to Supplier at the time of any payment by Customer, such payment shall be applied first to such past due amounts and thereafter to the outstanding balance of t der.

C. Supplier's willingness to finance the CPE hereunder is contingent upon Customer maintaining a reasonably acceptable credit rating. Accordingly, should Supplier reasonably deem the timely payment by Customer of its obligations hereunder to be insecure, Customer shall pay the entire outstanding balance of the financed CPE upon thirty (30) days written notice from Supplier.

5. CPE Upgrades.

A. Upgrade of Rented CPE. If Customer is renting CPE from Supplier under this Agreement, Supplier retains ownership of the CPE and reserves the right to substitute equivalent equipment, at no cost to Customer, at any time during the CPE's Rental Term. Upon Customer's request, Supplier will provide upgraded CPE, at the then prevailing rates and installation fees, at any time during the Rental Term. To upgrade such rented CPE, Customer must execute a new Service Order Form and return the original rented CP

B. Upgrade of Purchased CPE. If Customer is purchasing CPE from Supplier under this Agreement, Customer may purchase upgraded CPE by executing a new purchase order. If Customer returns the originally purchased CPE to Supplier in good and working condition, Supplier will issue a purchase credit on Customer's new order in the amount of (i) forty percent (40%) of the originally purchased CPE sales price if Customer has owned the CPE for not more than one (1) year or (ii) fifteen percent (15%) of the origina

6. CPE Maintenance.

A. The CPE maintenance services to be provided by Supplier to Customer under this Agreement (if any) are as set out on the Service Order Form. Such CPE maintenance services shall be for hardware only (i.e., software configuration shall not be covered).

B. If Customer is financing the purchase of CPE, Customer must purchase maintenance services from Supplier for the duration of the financing term.

C. If Customer is renting CPE, Supplier will provide maintenance services for the rented CPE as set out on the Service Order Form at no additional charge.

D. If Supplier fails to perform a maintenance commitment in the manner set out in this Agreement (including, but not limited to, Supplier's failure to meet the response/restore time parameters set out herein), Supplier will credit Customer's account in the amount of the following month's maintenance charge. However, Supplier shall have no further liability to Customer for the failure to meet such maintenance commitment; accordingly, such crediting of Customer's account shall be deemed to be Customer's s

E. If Customer does not contract for maintenance services under this Agreement but subsequently desires to obtain an ad hoc CPE maintenance/repair service from Supplier, Supplier shall not be required to perform such ad hoc maintenance/repair service but may do so in its sole in absolute discretion. Any ad hoc maintenance/repair service performed by Supplier for a Customer not under contract for maintenance services will be billed at Supplier's then prevailing rates for such ad hoc maintenance/repair ser

7. Indemnity. Any liability or obligation of Supplier under the Indemnity provisions set out in the Master Service Agreement shall be expressly conditioned on the following:

(1) the claim or suit does not arise from any Customer modification of the CPE and (2) the claim or suit does not arise from the combination of product(s) provided by Supplier with product(s) provided by Customer.

8. Additional Default Provisions. In the event of default by Customer, the parties hereto specifically acknowledge that Supplier shall have the right to repossess any rental CPE or financed CPE not paid in full (in addition to any other default remedies provided in the Master Service Agreement), and Customer shall be liable for any restocking costs, shipping costs, or other applicable charges or damages incurred by Supplier.

9. Subcontracting. Supplier may, in its sole and absolute discretion, subcontract any or all of the work to be performed under this Agreement, including, but not limited to, installation and maintenance services.

10. NO WARRANTY BY SUPPLIER.

If Customer is renting CPE or financing the purchase of CPE under this Agreement, Supplier shall retain all manufacturer's product warranties, and upon notice from Customer, will pursue any valid claims under warranty for Customer's benefit. If Customer has purchased CPE without financing, or in the case of financed CPE, upon Customer's payment in full of the outstanding balance of such financed CPE, Supplier will assign to Customer all product warranties (if any) issued by the CPE manufacturer (to the

MATERIALS, THEN SUCH PRODUCTS OR LICENSED MATERIALS ARE PROVIDED TO

CUSTOMER "AS IS."

List of Exhibits

Exhibit A - CPE Rates